UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    May 13, 2020

TELOS CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-08443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19886 Ashburn Road, Ashburn, Virginia	20147-2358
(Address of principle executive offices)	(Zip Code)

(703) 724-3800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      □

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 13, 2020, Telos Corporation (“Telos” or the “Company”) held the annual meeting of its stockholders.  Three proposals were submitted to the holders of the Company’s Class A and Class B Common Stock for their approval, which are described in detail in the Company’s Annual Proxy Statement for the 2020 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission.  The final results of voting for each matter submitted to a vote of the stockholders at the meeting were as follows:

1.           The holders of the Company’s Class A and Class B Common Stock elected seven Class A/B directors to serve until the 2021 Annual Meeting of the stockholders or until their successors are elected and qualified.  Each of the nominees received the affirmative vote of a majority of the shares of the Company’s Class A and Class B Common Stock cast by stockholders present in person or represented by proxy at the annual meeting.  The final results of voting regarding this proposal were as follows:

Name	For	Withheld
John B. Wood	34,793,839.50	36,586.50
Bernard C. Bailey	34,830,426.00	0
David Borland	34,830,426.00	0
Lt. Gen. (ret.) Bruce R. Harris	34,830,426.00	0
Lt. Gen. (ret.) Charles C. Mahan, Jr.	34,830,426.00	0
Maj. Gen. (ret.) John W. Maluda	34,830,426.00	0
Robert J. Marino	34,830,426.00	0

2. The holders of the Company’s Class A and Class B Common Stock voted to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.  The ratification received the affirmative vote of a majority of the votes cast by the holders of the Company’s Class A and Class B Common Stock present in person or represented by proxy at the annual meeting.  The final results of voting regarding this proposal were as follows:

For	Against	Abstain
34,830,426.00	0	0

3. The holders of the Company’s Class A and Class B Common Stock voted to approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s Annual Proxy Statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosures.  The say-on-pay advisory vote received the affirmative vote of a majority of the votes cast by the holders of the Company’s Class A and Class B Common Stock present in person or represented by proxy at the annual meeting.  The final results of voting regarding this proposal were as follows:

For	Against	Abstain
34,775,445.50	36,586.50	18,394.00

Item 7.01  Regulation FD Disclosure

    On May 15, 2020, Telos issued a press release announcing the full conclusion of the long-pending investor litigation against Telos and other defendants brought by Costa Brava Partnership III, L.P. and Wynnefield Partners Small Cap Value, L.P.  Although all remaining claims were dismissed by the court on December 18, 2019, Costa Brava noted an appeal of the court’s judgment on January 17, 2020.  Wynnefield did not join Costa Brava in the appeal.  The press release reported that, on May 12, 2020, prior to the submission of any briefs to the court, Costa Brava filed a notice dismissing its appeal.  A copy of the press release is furnished herewith as Exhibit 99.1.

    The information furnished pursuant to this Item and the related exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits
Exhibit No.	Description
99.1	Press Release, dated May 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 15, 2020

TELOS CORPORATION
By:	/s/ Michele Nakazawa
Michele Nakazawa
Chief Financial Officer